Oppenheimer International Small-Mid Company Fund

Supplement dated January 29, 2016 to the

Prospectus and Statement of Additional Information dated December 29, 2015

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer International Small-Mid Company Fund (the “Fund”), each dated December 29, 2015, and is in addition to any other supplements.

Effective April 1, 2016:

The following information is added to the sections titled “More About Your Account” in the Prospectus and “How to Buy Shares” in the SAI:

Effective as of the close of the New York Stock Exchange (“NYSE”) on April 1, 2016 (the “Closing Date”), the Fund no longer accepts purchase orders from new investors and existing Fund shareholders no longer are able to purchase new shares or exchange shares of other Oppenheimer funds into the Fund, subject to the following exceptions and guidelines:

•	Existing shareholders of the Fund can continue to purchase shares through dividend and capital gain reinvestments.

•	Existing shareholders in broker/dealer advisory-fee programs can continue to purchase shares and exchange into the Fund. Existing broker/dealer advisory-fee programs can add new participants (except for group retirement plans as described below). The Fund will not be available to new broker/dealer advisory-fee platforms.

•	Existing shareholders that have an investment allocation to the Fund through an OppenheimerFunds Portfolio Builder account prior to the Closing Date can continue to purchase shares and exchange into the Fund.

•	Existing registered investment advisor (RIA) and bank trust firms that have an investment allocation to the Fund in a fee-based advisory account can continue to add new clients (except a new group retirement plan as described below), purchase shares, and exchange into the Fund. The Fund is not available to new RIA and bank trust firms.

•	Existing shareholders in private banks can continue to purchase shares and exchange into the Fund. Existing private banks that have an investment allocation to the Fund can add new clients (except a new group retirement plan as described below). The Fund will not be available to private banks or private bank platforms that are not already invested in the Fund.

•	Existing shareholders in the following types of retirement plans can continue to purchase shares and exchange into the Fund: defined contribution plans including 401(k) (including “Single K”), 403(b) custodial, pension and profit sharing plans; defined benefit plans (including “Single DB Plus”); SIMPLE IRAs; and SEP IRAs. Advisors serving as an ERISA discretionary fiduciary and currently offering the Fund as an investment option may also add new plans. However, in all other cases the Fund is closed to new retirement plans.

•	Existing college savings programs that currently include the Fund within one or more of the investment options can continue to purchase shares of the Fund and exchange into the Fund within existing models. The Fund will not be available to new college savings program plans or existing plan models that do not currently invest in the Fund.

•	The Fund will no longer accept purchase orders for new or existing investors in self-directed brokerage accounts.

•	The Fund will be closed to new funds-of-funds, unless managed within the Oppenheimer funds complex. Existing fund-of-funds that already have an allocation to the Fund can continue to purchase shares and exchange into the Fund.

•	The portfolio manager of the Fund can continue to purchase shares.

•	The Fund reserves the right, in its discretion, to accept purchases and exchanges from institutional investors which may include, among others, corporations, endowments, foundations and insurance companies.

Existing shareholders as of the Closing Date who later sell all of their shares of the Fund will not be permitted to establish new accounts or reinvest in the Fund.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Fund’s investment adviser and its affiliates, its parent company and the subsidiaries of its parent company are not permitted to purchase additional shares of the Fund as of the Closing Date unless such purchase is through an exception listed above.

January 29, 2016	PS0815.043